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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  June 5, 2003

                          ----------------------------


                               SMART & FINAL INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                      001-10811                 95-4079584
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                 600 Citadel Drive
           City of Commerce, California                         90040
     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (323) 869-7500




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Item 5. Other Events

Filed as an exhibit hereto is a News Release, dated June 5, 2003, filed by Smart & Final Inc., entitled "Smart & Final Signs Letter of Intent to Sell Florida Operations to Gordon Food Service".

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.       Description
-----------       -----------

   99             News Release of Smart & Final Inc. dated June 5, 2003

The Statements in this Form 8-K Current Report concerning management's expectations constitute "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward looking statements. In order to comply with the terms of the safe harbor, the Company notes that such forward looking statements are based upon internal estimates which are subject to change because they reflect preliminary information and management assumptions, and that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward looking statements. This report includes "forward looking statements" including, without limitation, statements as to the Company's liquidity and availability of capital resources.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 6, 2003                               SMART & FINAL INC.



                                         By:      /s/ RICHARD N. PHEGLEY
                                             -------------------------------
                                                  Richard N. Phegley
                                         Its:     Senior Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

    99         News Release of Smart & Final Inc. dated June 5, 2003